SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): February 3, 2000
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                  52-1947746
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File No.)                Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                 20701
(Address of Principal Executive                              (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)

Item 5. Other Events


On February 3, 2000, e.spire Communications, Inc. issued a press release announcing that it has signed commitment letters with Greenwich Street Capital Partners II, L.P. (GSC Partners) and The Huff Alternative Income Fund, L.P. for a total of $125 million in new equity funding. e.spire will issue 125,000 shares of convertible preferred stock and 5.5 million warrants.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


Exhibit Number                                                Reference

(99)     Additional Exhibits

        Press Release dated February 3, 2000                  Exhibit 99.1



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     e.spire Communications, Inc.
                                     By:


Date: February 14, 2000              /s/ Riley M. Murphy
                                     ------------------------------------------
                                     Riley M. Murphy, Executive Vice President
                                     Legal and Regulatory Affairs and Secretary